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                                                                   EXHIBIT 10.31


                  PLAN TO PROVIDE FRANCHISE OPPORTUNITIES FOR

                              CORPORATE MANAGEMENT

                                OCTOBER 3, 1994

                                    I. Plan

Beginning December 1, 1994, corporate management shall have the opportunity to apply for, qualify for and receive a grant of a franchise(s) for one or more Krispy Kreme store(s) in open territories.

                            II. Purpose of the Plan

The purpose of the plan is to provide opportunities for eligible and qualifying corporate management to obtain a franchise(s) for one or more Krispy Kreme stores thereby allowing those who have made substantial contributions to Krispy Kreme's success to share and participate in the growth of the Company.

                    III. Benefits of the Plan to the Company

The benefits to the company are as follows:

         1. the plan serves to attract, retain and motivate quality employees;

         2. the plan provides the greatest likelihood of successful store expansion due to the knowledge and experience of the plan participant;

         3. the plan expedites and enhances the development of the company's franchise program and store expansion program;


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         4.       the plan gives our successful corporate management an
                  additional opportunity to grow in their career at Krispy Kreme; and

         5. The plan will add to a sense of ownership, opportunity and entrepreneurship which is vital to achieving the company's commitment to exceeding shareholders and customer expectations.

                           IV. Conditions of the Plan

A.       Eligibility:  Members of corporate management who

         -        are participants in the ELTIP

         - meet franchise applicant qualifications which are set forth on Exhibit A.

                  These qualifications include

                  - business plan for developing the market which meets company standards and

                  - financial resources/bank commitment for full market development which meets company standards

         -        are employed in good standing

         -        have a trained and capable replacement (if leaving company)

B. Available franchise areas: Any qualifying area in the United States except for territories of existing associates and company markets. For available territories, see the list set forth on Exhibit B. The list is subject to change from time to time. Areas must meet the


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         Company's requirements for population density, which currently is
         100,000 households within a metropolitan statistical area. Any exceptions must have corporate approval.

C. Investor Groups: Applicants may qualify by forming an investor group provided that the applicant will have at least a 20% equity interest (40% for two participants in the same investor group and 50% for three or more participants).

D. Franchise Agreement: Corporate management will sign the same franchise agreement which has been developed for new franchisees which includes the prevailing franchise fee, royalty and advertising fee.

E. Awarding of Markets: Markets will be awarded on a "first come, first serve" basis to qualifying applicants. Applicants must be ready to develop market immediately. Markets . will not be held or reserved - no right of first refusal.

                          V. Financing by Krispy Kreme

Krispy Kreme will guarantee conventional financing for any number of store(s) per applicant. The types of guarantees are as follows:

         Equipment Buy Back -

         - upon default, buy back of production equipment, other equipment, signage, furniture and fixtures at a price equal to purchase price declining with the amortization of the bank loan to 50% of purchase price


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         ELTIP Guarantee -

         -        guarantee equal to amount of balance in ELTIP accounts

         -        ELTIP Article VF provides:

                  "when KK distributes amounts credited to the Account of a Participant, KK has the right to deduct therefrom . . . any amounts the Participant may owe the Company."

         Other Guarantee of Loan -

         - corporate guarantee of bank loan in an additional amount sufficient to enable him/ her to obtain financing for 100% of the cost of the store (within the parameters set forth in Item VII of the franchise offering circular).

                  - If participant can qualify for conventional bank financing (with equipment buy back and ELTIP guarantees).

                  - There will be no fee for the guarantee for the first 15 months. Thereafter, the participant shall pay Krispy Kreme a fee of the two percent (2%) per annum of the amount guaranteed until Participant's lender releases Krispy Kreme from the guarantee (unless the ratio of cash flow to debt from the Store is less than 1.25 to 1.00 primarily due to the Store's location).

The plan and related guarantees will require approval of Southern National Bank, the company's lender. The participant will be required to sign an Accommodation Agreement under which he/ she agrees to repay the company if its performs under the guarantee.


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                              VI. Other Conditions

-        Production equipment is subject to availability.

- Employees of Krispy Kreme who participate must continue to devote full time and best efforts to current job. If a plan participant's employment with Krispy Kreme Doughnut Corporation is terminated for cause, the company has the right to terminate the Franchise Agreement and all rights granted therein.

Each store must have a full time manager who has successfully completed the training school.

All sales of equipment, signage packages and modular building, as well as mix and distribution center products will be made at standard prices and on standard terms.

                           VII. Application Procedure

Begin accepting applications on December 1, 1994. Applications must be accompanied by

         -        business plan

         -        financial statements

*   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *   *  *

This Plan may be changed at any time due to availability of production equipment the financial condition of the company, demand and other factors. It is for an indefinite term but subject to termination at any time by the Board of Directors.


                                       5

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                                   Exhibit A


Franchise Fee: $20,000
Development Fee: $10,000 (Credited against Franchise Fee)
Royalty: 4.5%

Advertising: 4% (broken down as follows)

         -        Marketing and Promotional Fund: Up to a maximum of 3% of Gross
                  Sales.

         - Local Advertising: 4% of Gross sales less the percent of gross sales contributed to the Marketing and Promotional Fund.

Estimate per store total investment: Low - high range of $640,000 - $813,000 (Includes build ing cost but is exclusive of land and site costs) to develop one outlet. These costs include the franchise fee, $50,000 - $85,000 in working capital, grand opening advertising/promotion and initial inventory.

Applicants should demonstrate, in addition to any other items the Company feels are relevant, the following to the Company's satisfaction:

1.       They possess food service operating experience;

2. They possess or have the proven ability to, raise capital sufficient to fund their development commitment;

3.       They have familiarity with the market proposed for development;

4. They possess the ability to timely and diligently fulfill all obligations of the Company's development and franchise agreement;

5. They are not contractually or legally prohibited from fully performing their obligations, in a timely and diligent manner, under the Company's area development and franchise agreements and

6. They are honest and creditworthy; possess sound reputation and integrity, and have no prior criminal records.

For more information: Details about the franchise are made available at a personal meeting with the Krispy Kreme Franchise Department at which time prospects receive the Krispy Kreme Uniform Offering Circular and discuss their franchise opportunities.


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                  PLAN TO PROVIDE FRANCHISE OPPORTUNITIES FOR

                              ASSOCIATE OPERATORS

                                OCTOBER 3, 1994


                                    I. Plan

Beginning December 1, 1994, associate operators shall have the opportunity to apply for, qualify for and receive a grant of a franchise(s) for one or more Krispy Kreme store(s) in open territories.

                            II. Purpose of the Plan

The purpose of the plan is to provide opportunities for eligible and qualifying associate operators to obtain a franchise(s) for one or more Krispy Kreme stores thereby allowing those who have made substantial contributions to Krispy Kreme's success to share and participate in the growth of the Company.

                    III. Benefits of the Plan to the Company

The benefits to the company are as follows:

         1. the plan gives associates the opportunity to grow both inside and outside their existing markets and give family members opportunities;

         2. the plan provides the greatest likelihood of successful store expansion due to the knowledge and experience of the plan participants;

         3. the plan expedites and enhances the development of the company's franchise program and store expansion program;


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         4.       the plan gives our successful associate operators an
                  additional opportunity to grow in their career at Krispy Kreme; and

         5. The plan will add to a sense of ownership, opportunity and entrepreneurship which is vital to achieving the company's commitment to exceeding shareholders and customer expectations.

                           IV. Conditions of the Plan

A        Eligibility:  Associate operators outside their existing territories

         A.       OUTSIDE EXISTING MARKET

                  - who have already fully penetrated their existing markets on the basis of one store per 100,000 households

         B.       BOTH INSIDE AND OUTSIDE

                  - are in, and have had a history of, good financial standing with the company

                  -        accounts receivable under 60 days

                  -        financial statements submitted timely

                  -        royalties timely paid

         -        have a history of operating within company standards

                  -        operations sanitation

                  -        safety

                  -        product quality


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         -        meets franchise applicant qualifications which are set forth on Exhibit A. These qualifications include

                  - business plan for developing the market which meets company standards and

                  - financial resources/bank commitment for full market development which meets company standards

B. Available franchise areas: Any qualifying area in-the United States except for terri tories of existing associates and company markets. For available territories, see the list set forth on Exhibit B. This list is subject to change from time to time. Areas must meet the Company's requirements for population density, which currently is 100,000 house holds within a metropolitan statistical area. Any exceptions must have corporate approval.

C. Investor Groups: Applicants may qualify by forming an investor group provided that the applicant will have at least a 20% equity interest (40% for two participants in the same investor group and 50% for three or more participants).

D. Franchise Agreement: For stores outside their area, associate operators will sign the same franchise agreement which has been developed for new franchisees which includes the prevailing franchise fee, royalty and advertising fee.


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E.       Awarding of Markets: Markets will be awarded on a "first come, first serve" basis to qualifying applicants. Applicants must be ready to develop market immediately. Markets will not be held or reserved - no right of first refusal.

                          V. Financing by Krispy Kreme

Krispy Kreme will guarantee conventional financing for any number of store(s) per applicant. The types of guarantees are as follows:

         Equipment Buy Back -

         - upon default, buy back of production equipment, other equipment, signage, furniture and fixtures at a price equal to purchase price declining with the amortization of the bank loan to 50% of purchase price

         Stock Pledge -

         - pledge of stock with a buy back of stock, upon default, at-then book value (or price) under stock purchase agreement

         Other Guarantee of Loan -

         - corporate guarantee of bank loan in an additional amount sufficient to enable him/ her to obtain financing for 100% of the cost of the store (within the parameters set forth in Item VII of the franchise offering circular).

                  - If participant can qualify for conventional bank financing (with equipment buy back and pledge of stock guaranteed).

                  - There will be no fee for the guarantee for the first 15 months. Thereafter, the participant shall pay Krispy Kreme a fee of the two percent (2%) per


                                       4


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                           annum of the amount guaranteed until Participant's
                           lender releases Krispy Kreme from the guarantee (unless the ratio of cash flow to debt from the Store is less than 1.25 to 1.00 primarily due to the Store's location).

The plan and related guarantees will require approval of Southern National Bank, the company's lender. The participant will be required to sign an Accommodation Agreement under which he/ she agrees to repay the company if it performs under the guarantee.

                              VI. Other Conditions

-        Production equipment is subject availability.

- Each store must have a full time manager -who has successfully completed the training school.

-        Associates who participate must fully develop their existing markets.

- All sales of equipment, signage packages and modular building, as well as mix and distribution center products will be made at standard prices and on standard terms.

                           VII. Application Procedure

Begin accepting applications on December 1, 1994. Applications must be accompanied by

         -        business plan

         -        financial statements

 *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *

This Plan may be changed at any time due to availability of production equipment the financial condition of the company, demand and other factors. It is for an indefinite term but subject to termination at any time by the Board of Directors.


                                       5

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                                    Exhibit A


Franchise Fee: $20,000
Development Fee: $10,000 (Credited against Franchise Fee)
Royalty: 4.5%

Advertising: 4% (broken down as follows)

         -        Marketing and Promotional Fund: Up to a maximum of 3% of Gross
                  Sales.

         - Local Advertising: 4% of Gross sales less the percent of gross sales contributed to the Marketing and Promotional Fund.

Estimate per store total investment: Low - high range of $640,000 - $813,000 (Includes build ing cost but is exclusive of land and site costs) to develop one outlet. These costs include the franchise fee, $50,000 - $85,000 in working capital, grand opening advertising/promotion and initial inventory.

Applicants should demonstrate, in addition to any other items the Company feels are relevant, the following to the Company's satisfaction:

1.       They possess food service operating experience;

2. They possess or have the proven ability to raise capital sufficient to fund their development commitment;

3.       They have familiarity with the market proposed for development;

4. They possess the ability to timely and diligently fulfill all obligations of the Company's development and franchise agreement;

5. They are not contractually or legally prohibited from fully performing their obligations, in a timely and diligent manner, under the Company's area development and franchise agreements and

6. They are honest and creditworthy; possess sound reputation and integrity, and have no prior criminal records.

For more information: Details about the franchise are made available at a personal meeting with the Krispy Kreme Franchise Department at which time prospects receive the Krispy Kreme Uniform Offering Circular and discuss their franchise opportunities.

                   PLAN TO PROVIDE FRANCHISE OPPORTUNITIES FOR

                                 STORE MANAGERS

                                 OCTOBER 3, 1994

                                    I. Plan

Beginning December 1, 1994, qualifying store managers shall have the opportunity to apply for, qualify for and receive a grant of a franchise(s) for one or more Krispy Kreme store(s) in open territories.

                            II. Purpose of the Plan

The purpose of the plan is to provide opportunities for eligible and qualifying store managers to obtain a franchise(s) for one or more Krispy Kreme stores thereby allowing those who have made substantial contributions to Krispy Kreme's success to share and participate in the growth of the Company.

                    III. Benefits of the Plan to the Company

The benefits to the company are as follows:

         1. the plan serves to attract, retain and motivate quality employees;

         2. the plan provides the greatest likelihood of successful store expansion due to the knowledge and experience of the store managers;

         3. the plan expedites and enhances the development of the company's franchise program and store expansion program;

         4. the plan gives our successful store managers an additional opportunity to grow in their career at Krispy Kreme; and

         5. The plan will add to a sense of ownership, opportunity and entrepreneurship which is vital to achieving the company's commitment to exceeding shareholders and customer expectations.

                           IV. Conditions of the Plan

A.       Eligibility: Company store managers who:

         - have a track record of superior store performance in accordance with the standards set forth in mission statement as evaluated and determined by corporate management

         -        must be employed as a manager for at least five years

         -        must have a trained and capable replacement

         - meets franchise applicant qualifications which are set forth on Exhibit A. These qualifications include

                  - business plan for developing the market which meets company standards and

                  - financial resources/bank commitment for full market development which meets company standards

B. Available franchise areas: Any qualifying area in the United States except for territories of existing associates and company markets. For available territories, see the list set forth

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         on Exhibit B. The list is subject to change from time to time. Areas must meet the Company's requirements for population density, which currently is 100,000 households within a metropolitan statistical area. Any exceptions must have corporate approval.

C. Investor Groups: Applicants may qualify by forming an investor group provided that the applicant will have at least a 20% equity interest (40% for two participants in the same investor group and 50% for three or more participants).

D. Franchise Agreement: The store managers will sign the same franchise agreement which has been developed for new franchisees which includes the prevailing franchise fee, royalty and advertising fee.

E. Awarding of Markets: Markets will be awarded on a "first come, first serve" basis to qualifying applicants. Applicants must be ready to develop market immediately. Markets will not be held or reserved - no right of first refusal.

                          V. Financing by Krispy Kreme

Except for the tenure guarantee, Krispy Kreme will guarantee conventional financing for any number of store(s) per applicant. The types of guarantees are as follows:

         Equipment Buy Back -

         - upon default, buy back of production equipment, other equipment, signage, furniture and fixtures at a price equal to purchase price declining with the amortization of the bank loan to 50% of purchase price

         Tenure Guarantee -

         - guarantee an amount equal to $50,000 x number of years employed as a store manager (maximum $500,000) - one time only (one store only)

The plan and related guarantees will require approval of Southern National Bank, the company's lender. The participant will be required to sign an Accommodation Agreement under which he/ she agrees to repay the company if it performs under the guarantee.

                              VI. Other Conditions

-        Production equipment is subject to availability.

-        The plan participant must successfully complete the Manager Training
         Program.

- All sales of equipment, signage packages and modular building, as well as mix and distribution center products will be made at standard prices and on standard terms.

                           VII. Application Procedure

Begin accepting applications on December 1, 1994. Applications must be accompanied by

         -        business plan

         -        financial statements

 *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *  *

This Plan may be changed at any time due to availability of production equipment the financial condition of the company, demand and other factors. It is for an indefinite term but subject to termination at any time by the Board of Directors.

                                   Exhibit A


Franchise Fee: $20,000
Development Fee: $10,000 (Credited against Franchise Fee)
Royalty: 4.5%

Advertising: 4% (broken down as follows)

         -        Marketing and Promotional Fund: Up to a maximum of 3% of Gross
                  Sales.

         - Local Advertising: 4% of Gross sales less the percent of gross sales contributed to the Marketing and Promotional Fund.

Estimate per store total investment: Low - high range of $640,000 - $813,000 (Includes build ing cost but is exclusive of land and site costs) to develop one outlet. These costs include the franchise fee, $50,000 - $85,000 in working capital, grand opening advertising/promotion and initial inventory.

Applicants should demonstrate, in addition to any other items the Company feels are relevant, the following to the Company's satisfaction:

1.       They possess food service operating experience;

2. They possess or have the proven ability to raise capital sufficient to fund their development commitment;

3.       They have familiarity with the market proposed for development;

4. They possess the ability to timely and diligently fulfill all obligations of the Company's development and franchise agreement;

5. They are not contractually or legally prohibited from fully performing their obligations, in a timely and diligent manner, under the Company's area development and franchise agreements and

6. They are honest and creditworthy; possess sound reputation and integrity, and have no prior criminal records.

For more information: Details about the franchise are made available at a personal meeting with the Krispy Kreme Franchise Department at which time prospects receive the Krispy Kreme Uniform Offering Circular and discuss their franchise opportunities.